UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 16, 2009
Date of earliest event reported: October 10, 2009

Warner Chilcott Public Limited Company
(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 19 Ardee Business Park
Hale Street
Ardee, Co. Louth, Ireland
(Address of principal executive offices, including zip code)

+353 41 685 6983
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Warner Chilcott plc has received Stephen G. Pagliuca's formal resignation from the board of directors of Warner Chilcott plc.  Consistent with Mr. Pagliuca's recent statements, his decision to resign was made in connection with his decision to run for the U.S. Senate seat for Massachusetts and was not the result of any disagreement with the Company.  Mr. Pagliuca has not participated in any board meetings or discussions relating to the Company since the announcement of his campaign in September 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ Paul Herendeen
Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

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